Other Income	6 Months Ended
Jun. 30, 2020
Other Income and Expenses [Abstract]
Other Income

NOTE 16 – OTHER INCOME

On November 15, 2012 (as amended and supplemented in March 2014, December 2017 and July 2019), Navios Holdings and Navios Partners entered into an agreement (the “Navios Holdings Guarantee”) by which Navios Holdings would provide supplemental credit default insurance with a maximum cash payment of $20,000. As of June 30, 2020, the outstanding claim receivable amounted to $10,000. The final settlement of the amount from Navios Holdings will take place at specific dates, in accordance with a signed letter of agreement between the parties. The guarantee claim receivable is presented under the captions “Amounts due from related parties-short term” in the condensed Consolidated Balance Sheets.